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                                                                  EXHIBIT 10.24


                               THIRD SUPPLEMENT
                                       TO
                         SECURITY AND PLEDGE AGREEMENT


         This Third Supplement to Security and Pledge Agreement ("Third Supplement") is made and entered into as of December 31, 2002 by and between INTEGRITY MEDIA, INC. (f/k/a Integrity Incorporated), a Delaware corporation ("Grantor") and LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent (including any successor, participant, assignee, pledgee or transferee thereof, "Administrative Agent"), for itself and the Lenders. Capitalized terms used herein but not defined herein are used with the meanings given them in the Security Agreement.

                                  WITNESSETH:

         WHEREAS, this Third Supplement is delivered pursuant to Section 1.4 of the Security and Pledge Agreement dated as of April 25, 2001 by and between Grantor and Administrative Agent (the "Security Agreement"); and

         WHEREAS, pursuant to that certain Credit Agreement by and among Grantor, Lenders and Administrative Agent dated as of April 25, 2001 (as the same has been, and may be further, amended from time to time, "Credit Agreement"), Grantor executed and delivered the Security Agreement; and

         WHEREAS, Grantor, Administrative Agent, M2 Communications, L.L.C., Integrity Publishers, Inc. and Integrity Direct, LLC are entering into a certain Fourth Amendment to Credit Agreement which necessitates the reaffirmation and supplement described herein; and

         WHEREAS, the Grantor and Administrative Agent seek to maintain, continue and modify, as appropriate, the security interest granted in the Security Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Reaffirmation. By executing and delivering this Third Supplement, the undersigned hereby reaffirms and restates the grant to the Administrative Agent for itself and the Lenders, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, and hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Administrative Agent for itself and the Lenders and grants to the Administrative Agent for itself and the Lenders a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral, including without limitation all shares of capital stock, membership interests and all other forms of equity or ownership rights and interests, whether or not certificated, in Integrity Publishers, Inc., a Delaware corporation, M2 Communications, L.L.C., a Tennessee limited liability company, and Integrity Direct, LLC, a Delaware limited liability company.

         2. Supplement to Schedule. The information applicable to the undersigned set forth on Schedule I hereto is hereby added to the information set forth in Schedule 2.8 to the Security


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Agreement. The undersigned hereby represents and warrants that each of the representations and warranties contained in Article 2 of the Security Agreement applicable to it is true and correct on and as of the date hereof as if made on and as of such date.

         3. Representations and Warranties. The Grantor hereby represents and warrants as follows:

         (a) This Third Supplement and the Security Agreement, amended hereby, constitute legal, valid and binding obligations of the Grantor and are enforceable against the Grantor in accordance with their respective terms.

         (b) Upon the effectiveness of this Third Supplement, Grantor hereby reaffirms all covenants, representations and warranties made in the Security Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Third Supplement, except to the extent such covenants, representations or warranties expressly relate to an earlier date.

         (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Third Supplement.

         (d) The Borrowers have no defense, counterclaim or offset with respect to the Security Agreement or any of the other Loan Documents.

         (e) Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all organizational powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, and to execute and perform this Third Supplement.

         (f) The security interests granted to the Administrative Agent in the Security Agreement, as amended hereby, continue to be valid, effective, properly perfected, enforceable, and, are hereby ratified and confirmed in all respects;

         4.       Effect on the Security Agreement.

         (a) Upon the effectiveness of this Third Supplement, each reference in the Security Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Security Agreement as supplemented hereby.

         (b) Except as specifically amended herein, the Security Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Third Supplement shall not operate as a waiver of any right, power or remedy of Administrative Agent, nor constitute a waiver of any provision of the Security Agreement, the Loan Documents, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         5. Governing Law. This Third Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Illinois.


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         6.       Headings. Section headings in this Third Supplement are
included herein for convenience of reference only and shall not constitute a part of this Third Supplement for any other purpose.

         7. Counterparts. This Third Supplement may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, this Third Supplement has been duly executed as of the day and year first written above.


                                    INTEGRITY MEDIA, INC.


                                    By:  /s/ Donald S. Ellington
                                       ----------------------------------------
                                    Name: Donald S. Ellington
                                    Title: Secretary


                                    LASALLE BANK NATIONAL ASSOCIATION

                                    LASALLE BANK NATIONAL ASSOCIATION
                                    By: /s/ Andrew K. Dawson
                                       ----------------------------------------
                                    Name: Andrew K. Dawson
                                    Title: First Vice President


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                                   SCHEDULE I


         Schedule 2.8 [(a) filing locations and "debtor" names; (b) Items of Collateral that must be Delivered]